UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  April 28, 2021
Banner Corporation
(Exact name of registrant as specified in its charter)
Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)
(509) 527-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
       240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
       240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	BANR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders
(a)	The Annual Meeting of Banner Corporation (the “Company”) was held on April 28, 2021 (“Annual Meeting”).

(b)
There were a total of 34,795,540 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 29,455,442 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Company’s Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  The following individuals were elected as directors for the terms noted:

	For		Against		Abstain
	Number of votes	Percentage of voted shares	Number of votes	Percentage of voted shares	Number of votes	Percentage of voted shares
Roberto R. Herencia (3-year term)	23,432,547	84.55	4,255,683	15.35	25,223	0.07
John R. Layman (3-year term)	26,897,537	97.05	794,160	2.87	21,757	0.06
Kevin F. Riordan (3-year term)	27,370,583	98.76	321,805	1.16	21,066	0.92
Terry Schwakopf (3-year term)	27,509,229	99.26	179,930	0.65	24,294	0.07
Ellen R.M. Boyer (1-year term)	27,635,299	99.71	45,956	0.17	32,198	0.09
David I. Matson (1-year term)	27,609,939	99.63	81,592	0.29	21,922	0.06
John Pedersen (1-year term)	27,621,284	99.66	54,596	0.20	37,574	0.11

The number of Broker Non-Votes for each of the above individuals was 1,741,988.
Based on the votes set forth above, Directors Herencia, Layman, Riordan and Schwakopf were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2024, and until their respective successors have been duly elected and qualified, and Directors Boyer, Matson and Pedersen were duly elected to serve as directors of the Company for a one year term expiring at the annual meeting of shareholders in 2022, and until their respective successors have been duly elected and qualified.
The terms of Directors Connie R. Collingsworth, Brent A. Orrico, Mark J. Grescovich, David A. Klaue and Merline Saintil continued.
Proposal 2.  An advisory (non-binding) vote to approve our executive compensation.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
26,627,350	926,000	160,103	1,741,988

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.
Proposal 3.  Ratification of the Audit Committee’s appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
29,331,352	93,541	30,549	N/A

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2021 was duly ratified by the shareholders.
(c) None.

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

99.1 Press Release of Banner Corporation dated April 29, 2021
104              Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: April 28, 2021	By: /s/ Peter J. Conner
Peter J. Conner Executive Vice President and Chief Financial Officer